UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 6, 2003

0-13063

(Commission File Number)

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of Incorporation)	(IRS Employer
Identification Number)

750 Lexington Avenue, New York, New York 10022
(Address of registrant’s principal executive office)

(212) 754-2233
(Registrant’s telephone number)

Item 5.  Other Events and Required FD Disclosure.

As previously reported on a Form 8-K filed November 13, 2003, Scientific Games Corporation (the “Company”) acquired IGT OnLine Entertainment Systems, Inc. (“OES”) from International Game Technology on November 6, 2003.  Upon consummation of the acquisition, the Company changed the name of OES to Scientific Games Online Entertainment Systems, Inc.

Financial statements of OES as of and for the year ended September 27, 2003 are included as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Financial statements of IGT OnLine Entertainment Systems, Inc. as of and for the year ended September 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

	By:	/s/ Martin E. Schloss
Martin E. Schloss
Vice President and Secretary

Date: February 2, 2004

Index to Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Financial statements of IGT OnLine Entertainment Systems, Inc. as of and for the year ended September 27, 2003.